UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: September 13, 2021

(Date of earliest event reported)

Corvus Gold Inc.

(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada	001-39437	98-0668473
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 1750, 700 West Pender Street Vancouver, British Columbia Canada	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (604) 638-3246

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Shares, no par value	KOR	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.

On September 13, 2021, Corvus Gold Inc. (“Corvus”) and AngloGold Ashanti Limited (“AngloGold Ashanti”) issued a joint press release announcing the execution of a definitive arrangement agreement (“Arrangement Agreement”), pursuant to which, among other things and subject to the satisfaction or waiver of specified conditions, AngloGold Ashanti agreed to acquire the remaining 80.5% of common shares of Corvus not already owned by AngloGold Ashanti. A copy of the joint press release announcing the signing of the Arrangement Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

This communication contains forward-looking statements and forward-looking information (collectively, “forward-looking statements”) within the meaning of applicable Canadian and US securities legislation. All statements, other than statements of historical fact, included herein including, without limitation, statements with respect to the benefits of the Transaction to Corvus’ shareholders, the anticipated meeting date and mailing of the proxy statement/information circular in respect of the meeting, timing for completion of the Transaction and receiving the required securityholder, regulatory and court approvals, are forward-looking statements. Forward-looking information contained in this communcation is based on certain factors and assumptions made by management in light of their experience and perception of historical trends, current conditions and expected future developments, as well as other factors management believes are appropriate in the circumstances. Although Corvus believes that such statements are reasonable, it can give no assurance that such expectations will prove to be correct. In respect of the forward-looking statements and information concerning the anticipated completion of the proposed Transaction and the anticipated timing for completion of the Transaction, Corvus provided them in reliance on certain assumptions that they believe are reasonable at this time, including assumptions as to the time required to prepare and mail shareholder meeting materials, including the required proxy statement/information circular; the ability of the parties to receive, in a timely manner, the necessary regulatory, court, shareholder and other third party approvals; and the ability of the parties to satisfy, in a timely manner, the other conditions to the closing of the Transaction. These dates may change for a number of reasons, including unforeseen delays in preparing meeting material; inability to secure necessary shareholder, regulatory, court or other third party approvals in the time assumed or the need for additional time to satisfy the other conditions to the completion of the Transaction. Accordingly, readers should not place undue reliance on the forward-looking statements and information contained in this news release concerning these times. Forward-looking statements are typically identified by words such as: believe, expect, anticipate, intend, estimate, postulate and similar expressions, or are those, which, by their nature, refer to future events. Corvus cautions investors that any forward-looking statements by Corvus are not guarantees of future results or performance, and that actual results may differ materially from those in forward looking statements as a result of various factors, including, but not limited to, the ability to obtain requisite regulatory and shareholder approvals and the satisfaction of other conditions to the consummation of the proposed transactions on the proposed terms and schedule; potential impact of the announcement or consummation of the proposed transactions on relationships, including with regulatory bodies, employees, suppliers, customers and competitors; changes in applicable laws; the diversion of management time on the proposed transaction; the possibility that competing offers may be made; and other risks and uncertainties disclosed in Corvus’ 2021 Annual Information Form and latest interim Management Discussion and Analysis filed with certain securities commissions in Canada and Corvus’ most recent filings with the United States Securities and Exchange Commission (the “SEC”) including its annual report on Form 10-K as filed with the SEC on 9 August 2021. Corvus does not undertake to update any forward-looking statements, except in accordance with applicable securities laws. All of Corvus’ Canadian public disclosure filings in Canada may be accessed via www.sedar.com and filings with the SEC may be accessed via www.sec.gov and readers are urged to review these materials, including the technical reports filed with respect to Corvus’ mineral properties.

ADDITIONAL INFORMATION ABOUT THE PROPOSED TRANSACTION AND WHERE TO FIND IT

This communication is not a substitute for the proxy statement/information circular, Schedule 13E-3 or any other document that Corvus may file with the SEC or send to the securityholders in connection with the Transaction. The materials to be filed by Corvus will be made available to Corvus’ investors and securityholders at no expense to them and copies may be obtained free of charge on Corvus’ website at http://www.corvusgold.com/transactionproposal. In addition, all of those materials will be available at no charge on the SEC’s website at www.sec.gov. INVESTORS AND SECURITYHOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT AND OTHER MATERIALS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE TRANSACTION BECAUSE, AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CORVUS, THE TRANSACTION, AND RELATED MATTERS.

PARTICIPANTS IN THE SOLICITATION

Corvus and its directors, executive officers, other members of its management and employees may be deemed to be participants in the solicitation of proxies of Corvus securityholders in connection with the Transaction under SEC rules. Investors and securityholders may obtain more detailed information regarding the names, affiliations and interests of Corvus’ executive officers and directors in the solicitation by reading Corvus’ proxy statement for its 2021 annual meeting of stockholders filed on 27 August 2021 with the SEC, the Annual Report on Form 10-K for the fiscal year ended 31 May 2021, filed on 9 August 2021 with the SEC, and the proxy statement and other relevant materials that will be filed with the SEC in connection with the Transaction when they become available. Information concerning the interests of Corvus’ participants in the solicitation, which may, in some cases, be different than those of the Corvus’ securityholders generally, will be set forth in the proxy statement relating to the proposed transaction when it becomes available.

Item 9.01. Financial Statements and Exhibits

Exhibit	Description
99.1	Joint Press Release dated September 13, 2021 issued by Corvus and AngloGold Ashanti
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORVUS GOLD INC.

DATE: September 13, 2021	By:	/s/ Jeffrey A. Pontius
Jeffrey A. Pontius President & Chief Executive Officer